Income Taxes (Details) - Schedule of income taxes differs from the amount estimated by applying the statutory federal income tax rate to net loss before taxes - Leafly Holdings, Inc.[Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Taxes (Details) - Schedule of income taxes differs from the amount estimated by applying the statutory federal income tax rate to net loss before taxes [Line Items]
Federal tax (benefit) at statutory rate	$ (2,093)	$ (6,837)
State tax at statutory rate, net of federal	(316)	(931)
Permanent differences	197	617
Change in valuation allowance	2,206	19,006
Deferred adjustments	595	(11,761)
Net operating loss carryback – CARES Act	(685)
Other	96	(94)
Provision for income taxes